Exhibit 99.1

[Dave]

. Go

[Dave]

ahead.

[Katlyn]

All right, Kate. You’re1st question. All right. So, Dave, there’s been some mentions about your shoulder and everything. People want to know what have you had done? What kind of specific improvements did you notice after treatments that you’ve done, if any?

[Dave]

Well, I’m always glad to talk about my own experiences, but obviously, as a patient, you know, I can’t make any medical claims about the company, create any idea that this is how the outcome will work for you. Obviously, counsel wants me to not talk about my personal experience about on our investor call. This is probably not the best location to do that. But I can say, I have had several treatments, and I continue to be excited about what it’s done for me as a person individually.

[Dave]

That’s the best answer, really. There’s been a couple of comments on this in other calls and other podcasts we’ve had, and I guide you to those podcasts where I can talk more informally about my personal experiences versus on some investor call.

[Katlyn]

Okay. So, one of the other big questions they had was, what does the path to Nasdaq look like?

[Dave]

Well, obviously, at a high level, there’s a checklist that Nasdaq uses. I had the chance to help a company lead an IPO in 2018. You know, Nasdaq’s got a published list and pretty clear about their thresholds financially. They want to talk about your net income test, your, you know, your stockholders’ equity value and the market value, the minimum price, the public float. There’s all these checklists you have to go through to get there. And there is some work you have to do. We have to align the business, to align the balance sheets up with those standards and those tiers, and then file the application for Nasdaq review. And let’s set our expectations here honestly for what we are at RMTG. Obviously, we can’t guarantee timing of the outcome of an uplisting. We can only say it’s our desire to get there and start our full strategic long term ahead in that direction.

[Katlyn]

That’s wonderful. Another one would be revenue growth is fantastic, but the company carries significant liabilities and an interest expense that seems to grow every quarter. Is there a plan, and what does it look like?

[Dave]

Well, you described the real picture here. Even though we’ve been announcing the great results, obviously Q1 2026 revenue, was up 90% year over year. And Q2, you know, quadrupled year over year. We’re gaining in revenue and growing, and that’s a beautiful thing. But with that comes debt. I mean, there’s, there’s some interest, there’s some derivatives, there’s some fair value market out of this time. Simple financing to get us there. You know, it’s taking us some money to build this business, to buy Global Stem Cell Group and, to build the momentum and flow. You don’t get, you know, from $5.1M in all of 2025 to exceed that in half of 2026 without investing in the business and growing it. And you may have seen the recent announcements, for example, a new laboratory, a relationship we have in Argentina creating biologics in that country, for the 1st time. Those things don’t happen without taking on some debt, and we’ve decided to address that as we go forward. The plan is to close that gap, and how we can do that, we just scale higher margin, our products, in the recurring parts of our business. When we do that, if you look at our business model, our ISSCA relationship where we train doctors and teach them every month somewhere in the world, we’re having massive events. I mean, we’re one of the world’s largest training organizations, and doctors come from all over the world where they hear an entire day about reporting the latest innovation of regenerative medicine. And then they go to a clinic day 2 and do hands-on training and leave with their certification back to their clinics in their home countries, where they begin a practice with regenerative medicine, and then they have the opportunity to buy regenerative products. And basically, we’re their 1st go-to when it comes to buying products. We help train them. So, with that model in place, we continue to grow and build the business. We’re hoping to, you know, to get straight out and play this out over several quarters. This is going to take some time, but if we keep having the margins and growth we’re having, we’re confident and hopeful that we can get there.

[Katlyn]

How has the BKFC partnership benefited the company? What has it entailed, and what can we expect going forward? And I mean, if Conor is involved, please tell me that.

[Dave]

Well, obviously, we were excited last year, about this time, we announced the relationship with the Bare Knuckle Fighting Championship. We offered to and received the opportunity to serve as the league’s official regenerative medicine partner and provide treatment for fighters in their sport-related injuries. And obviously, in that fighting, that type of damage, the amount of damage that happens in fighting is significant, even compared to UFC. We have had a fighter come down and get treated, Ben Rothwell, an amazing, amazing gentleman who’s gearing up to fight again now. And, we believe going forward, we expect more public announcements to support the business. Obviously, if Conor got involved in some way, that would be exciting for everybody. We’d love that.

[Katlyn]

How long is Dave’s goatee? [laughs]

[Dave]

[laughs]

[Dave]

That question made me laugh, from one of our investors, the IR team emailed me, showed me the email, and I had to start chuckling. You know, personal questions are and can be fun in these types of modes of conversation. Obviously, it’s long enough to recognize on webcam. When I did a podcast with the Big Biz Show, they gave me a hard time and told me how they thought I looked like the comedian Teller from Penn and Teller, I looked like goatee was fun. But it’s obviously short enough to stay out of the lab equipment. So, you know, I think the science here is something a bit more to get excited about than this. But thank you for asking.

2

[Katlyn]

[laughs] They were also asking, “Dave, when are you going to give loyal shareholders an all-expense paid trip to Cancun to tour the facilities and get free stem cell treatments?”

[Dave]

Isn’t that an exciting question? I love the enthusiasm. Honestly, these events are amazing. And, you know, Riviera Cancun is a gorgeous place to go. And the reason why we picked Cancun-It wasn’t just because it’s so gorgeous and beautiful to go to, but we want to stay away from the market like Tijuana, for example. There’s a lot of stem cell companies in Tijuana, Mexico, and there’s a couple really great ones, but honestly, there’s some other ones who aren’t. And, our focus to head towards places like Cancun is to, you know, be equal to the quality that we provide because we get the medical solution. It’d be fun, to let people have a discount or free treatment, but, you know, we can’t do that for the company. But they’re invited to come. I mean, obviously they can all come. We have our global annual event coming here in September on the 2nd to the last weekend in in September. Last year, I can say this with confidence, we had over 478 doctors sign up. It was a massive event. It was unprecedented. We had the announcement of Muse Cells, on that event, and it’s exciting to see what’s going to come next. Don’t be surprised if something exciting gets announced in this September event. So, if you are interested, go to www.issca.us and look at the events and sign up and come. You’ll learn more and more about regenerative medicine and more of what’s happening.

[Katlyn]

That sounds exciting.

[Katlyn]

Which part of the business is driving the growth? Do you think education, product supply, or clinical?

[Dave]

Well, you saw the growth in, in ISSCA, which is the International Society of Stem Cell Application, and that is the education function. That’s definitely where the business is growing. Obviously, next to that comes the partnership with Cellgenic, where we teach and train doctors how to grow their business and introduce, many times, for the first time ever in their practice, the use of regenerative medicine. They naturally become customers of our Cellgenic products. So those things that continue to grow, obviously alongside with our Cellular Hope Institute, where we have our own procedures. It’s a strategic point for us that we keep reinforcing each other on how we build the business across this whole platform.

[Katlyn]

Can you explain...

[Katlyn]

Oh, my camera just ran out or something.

[Dave]

There you go.

[Katlyn]

Go back in?

[Katlyn]

Can you explain the affiliate model and why it’s recurring revenue?

3

[Dave]

Well, Affiliates, what happens as we began to build a business, there were certain doctors’ offices who grew in space and wanted to become more closely related to us and have better access to the products, and more immediate access to our protocols. And we saw the opportunity to create what’s like a franchise, but it’s an affiliate. These affiliates become branded extensions of us in where they get immediate access to our protocols and immediate access to our products. Affiliate members pay for this greater access. It’s... Think of it like a tier, like a membership program, like a platinum, gold, silver in that relationship, where the more they invest and get involved in, in the relationship with us, the more we will provide for them. And it helps them create a greater sense of scale with their patients as they grow their business. We’ve seen nothing but success from our affiliates because we help them grow their business.

[Katlyn]

How do you manage international regulatory risks, including in Argentina?

[Dave]

You know, that’s the hard part with regenerative medicine and the sad part for the US. We still continue to struggle here with regulations that are behind the times. In Argentina, to get the opportunity to harvest and produce biologic like stem cells, this is the 1st license of its kind ever. And frankly, Benito Novas, the visionary and founder of this company, has been working on Argentina for 15 years. And their version of the FDA finally approving that to be created in country is a first ever, and it’s exciting. So, I think that, what you see in Argentina is a exact example of our commitment to continue to push, drive, support, and inspire countries to join the revolution that is regenerative medicine, to heal people naturally and not have them addicted to long-term pills, implants, and surgeries.

[Katlyn]

Why concentrate investment in Cancun, both a lab and a clinic?

[Dave]

Well, I kind of addressed, I guess, that question a little earlier. Cancun has not only a great location for its ease of access for travel, and it’s nice and it’s for hotels and, and functions beside of the clinical experience, but there’s also world-class medical facilities there. Where we are at in the section of Cancun is the medical destination central. So, there, we’re not the only ones to put our facilities there and include all the hospitals and medical support services. I think we’re perfectly aligned in that space for all the reasons I’ve mentioned, the classiness of it, the accessibility of it, and the additional medical support available of it.

[Dave]

And heck, it’s gorgeous.

[Katlyn]

Are margins and operating leverage improving?

[Dave]

Well, you see how we’re improving on our gross profit operating income alongside that. So, what you see, I think the biggest win here, not just because we went into sales, but what that means to the bottom line. Look at how much cash we have left over from sales. Look how much operating income we have for positive operating income. All of that operating income we roll right back into the business. And how do you think you would be launching a lab in Argentina and then support something? You don’t do that without, one, investments, and 2, rolling that back in the revenue you create from those.

4

[Katlyn]

What is the moat? Why can’t competitors just copy this?

[Dave]

Well, I think, instead of the word moat, and I like that question, because someone who asked that, that’s kind of old school. But it really is the barrier to entry. What does it take for someone to come in and, and be like us? And the truth is, there’s other clinics out there, and there’s other labs out there. There’s even other training organizations. But there’s nobody out there that has our level of training, lab support, with product and equipment, and our own clinics, and including affiliates and franchisees and, local, co-affiliates and also member network. This combination, this 4-tiered response, these 4 different revenue streams is unique, and, that’s what creates a barrier that makes it difficult. It’s not just about money. It’s not just capital. It takes years of combined relationships, like I mentioned about Argentina, that this company’s been working a long time to build the relationships, these connections from location, and it’s global. It’s not just one place.

[Katlyn]

What are the catalysts over the next 6 to 12 months?

[Dave]

Well, again, operationally, we’re going to continue to have a full calendar with ISSCA events. Last year, we had 15. This year, we’ll have over 12 events, including the global summit I mentioned in Cancun, Latin America. We have one coming up in the Middle East, in Dubai. I’m excited for that one. And then obviously expansions. There was a press release that just came out a couple of days ago that, I was surprisingly asked about, you know, how did you expand your Cancun lab with 2 more clean rooms? That’s no small feat to get a clean room in Latin America and have COFEPRIS [Mexico’s federal health agency] come and sign it off and use that new clean room to produce new cells and other additional, breakthroughs in regenerative and biologics. It’s exciting. So, continue to grow and build, grow and build, grow and build…

[Katlyn]

What is ISSCA Ai, and is it a revenue opportunity?

[Dave]

Well, I mentioned what ISSCA is. ISSCA is the International Society for Stem Cell Applications and Training. And we have press release come out about what ISSCA Ai is. And, you know, as we looked into Ai and how we can use that to benefit the business, it became more and more painfully clear that the real strength of Ai is the database. A lot of people were talking about adding Ai to medical, but the challenge was how do you get a history of information that’s useful when you do a prompt? When you go into your “Chat” or you go into “Grok” or whatever Ai you’re using, that Ai system is accessing a database of information. That’s super difficult in the medical industry because HIPAA. We found a partner who gave us [access to] 30 years of 60M records.

Obviously, they’ve been redacted for personal information, but those records give us the database foundation that we use as a tool to deepen this physician relationship. So now our physicians who are members of ISSCA and ISSCA Ai sit down with their clients, build a history, get their blood panels, and put it into the model. And the Ai compares that to the history that we’ve collected and gathered, as well as all other doctors who are now adding to this Ai mix and creates a profile view of that, of that patient’s future. This is what your future looks like in 5 years, 10 years, 15 years from now. So now you can begin to do the corrective actions to prevent you having an event that could be difficult for you as you age. That’s what ISCA Ai is. So...

5

[Katlyn]

Okay. That was wonderful. Awesome answer all around, but I do want to open the floor to you, Dave, to address the investors, anything you want to say.

[Dave]

Well, you know, the company is looking at different strategies on how to raise capital. So people have questions and concerns about capital raising, and they have questions and concerns about our stock. And we’ve been really great about keeping our stock tight, and we will continue to do so, even if we do have to leverage or increase our authorized a little bit. I don’t know if everyone remembers back in 2024 when we made the strategic transformation from MESO to Regenerative Medicine Technology Group. In MESO, we inherited that company with 6.5B authorized shares, and I think we did a very responsible move to get it down to 100M. And as we continue to flex and grow the company and need to grow that capital structure, we do so with integrity and return more value. I think that’s an exciting, interesting thing on people’s minds that they’re excited about and also are cognizant of in this space.

We are constantly measuring what’s happening in our business models, but I think most of our effort really is spent on building the business, building the business, making it real. This is real time brick and mortar globally. And whereas I love that we haven’t invested in owning businesses and facilities and not buildings real estate-wise, but we do own protocols. We do own processes. We do own outcomes. And that’s where the real value is. The relationships we build, the reputation we have in the industry, the amount of people we’ve launched in this business will continue to be better than our cap as we grow the business. We don’t see it stopping.

You know the, the most conservative forecasters are saying that regenerative medicine as an industry can be a 30 to 40 billion dollar industry over the next 10-20 years. And we see our place in that future strong because we’ve built a foundation here globally to begin. We also see the changing climate in the Americas. We’re excited to see RFK Jr’s efforts to force the FDA and other states to take a hard look at regenerative medicine. This recent announcement from them, of the FDA allowing the testing of those top 4 peptides, for us, that is a sign of things to come and our hope of the direction it’s going to continue to go. And obviously, we can’t predict the outcomes of regulations in this country or others, but we’re going to continue to support it and fight for it because it will make a change for, for people’s lives as they get access to these crucial, crucial solutions.

[Katlyn]

Thank you. So, I can tell you’re super passionate, and part of that kind of leads into my next final question would kind of be, about your personal peptide stack and, and the results you’ve seen from that.

[Dave]

Well, you know, I’m, I’m not supposed to talk about my personal medical journey here on the shareholder call, but I will tell you, I was asked once, what is your ride or die peptide? If you had to go onto a desert island and bring your MP3 player with one song or one album, you know, there’s that question, and then there’s what’s the one peptide you can’t live without? And I’m just going to say it, it’s, it’s TA-1. I have osteo-erosive arthritis in my knuckles. It’s an inherited disease that comes with a blood marker, an antigen called HLA-B27. My dad had it terribly. And when I went to the doctor, he says, “Oh, I’m sorry for your, your pain. Take this pain pill, Celebrex.” Oh, wow. Okay. That doesn’t feel so good. “Okay, well, try this one, Meloxicam.” And they had me addicted to that for, for 10 years. Only then to watch the progression of my arthritis get worse and worse and worse. Now, obviously, I can’t talk about outcomes for anybody else or making promises to that effect. That would be ridiculous to do on a shareholder call. But I can tell you my personal journey. If I had to give up everything today, that’s what I can’t live without because to me, it’s allowed me to get off the medication, and it stopped the inflammation, and it stopped the continued destruction of my joints, and I can make a fist again. Maybe I’ll join BKFC with, with Conor or something. [laughs] Wouldn’t that be fun?

6

[Dave]

[laughs]

[Katlyn]

All right.

[Katlyn]

So I believe that’s all we have. So thank you so much for being here for the first

[Katlyn]

RMTG investors Q&A.

[Dave]

Well, thanks for having me. You know, it was the 1st call, and people probably have other questions they want to ask and get in there. And I think as we have more of these, more regularly, there’ll be a better chance to take on more calls with more time and, and get to more questions.

[Katlyn]

Well-

[Dave]

Thank you. Thank you, shareholders, for believing in us.

[Katlyn]

Thank you, everybody. Thank you, everyone.

7